UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: October 28, 2008 (Date of earliest event reported)

Lithia Motors, Inc. (Exact Name of Registrant as Specified in Its Charter)

Oregon	0-21789	93 - 0572810
(State or Other Jurisdiction of	(Commission File	(IRS Employer
Incorporation or Organization)	Number)	Identification No.)

360 E. Jackson Street Medford, Oregon 97501 (address of Principal Executive Offices) (Zip Code)

541-776-6868 Registrant's Telephone Number, Including Area Code Not applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01 Regulation FD Disclosure.

     On October 28, 2008, Lithia Motors, Inc. issued a press release announcing the sale of its Wenatchee Chrysler Dodge franchise to Tom Barros of Town Auto Group. A copy of the press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.
99.1 Press Release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITHIA MOTORS, INC.
(Registrant)

Date: October 28, 2008	By:	/s/ Kenneth E. Roberts
Kenneth E. Roberts
Assistant Secretary